EXHIBIT 10.4

RESTRICTED STOCK AGREEMENT
PURSUANT TO j2 GLOBAL, INC.
2015 STOCK OPTION PLAN

THIS RESTRICTED STOCK AGREEMENT is made this [DAY] day of [MONTH, YEAR] by and between [NAME] (the “Participant”) and j2 Global, Inc., a Delaware corporation (the “Company”), pursuant to the Company’s 2015 Stock Option Plan (the “Plan”).

WHEREAS, the Compensation Committee (the “Committee”) of the Board of Directors of the Company and/or the Board of Directors itself by action taken on [DATE OF GRANT] authorized and directed the Company to make an award of stock to the Participant under the Plan for the purposes expressed in the Plan;

NOW THEREFORE, in consideration of the foregoing and the mutual undertakings herein contained, the parties agree as follows:

1. Grant of Stock. In accordance with the terms of the Plan and subject to the further terms, conditions and restrictions contained in this Agreement, the Company hereby grants to the Participant [TOTAL # OF RESTRICTED SHARES] shares (the “Shares”) of the Company’s common stock, $0.01 par value (the “Common Stock”). As long as the Shares are subject to the Restrictions set forth in Section 4 of this Agreement, such shares shall be deemed to be, and are referred to in this Agreement as, the “Restricted Shares.”

2. Certificates for Shares. Certificates evidencing Restricted Shares shall be deposited with the Company to be held in escrow until such Shares are released to the Participant or forfeited in accordance with this Agreement. The Participant shall, simultaneously with the delivery of this Agreement, deliver to the Company a stock power, in blank, executed by the Participant. If any Restricted Shares are forfeited, the Company shall direct the transfer agent of the Common Stock to make the appropriate entries in its records showing the cancellation of the certificate or certificates for such Restricted Shares and to return the Shares represented thereby to the Company’s treasury.

3. Adjustments in Restricted Shares. In the event of a subdivision of the outstanding Common Stock, a declaration of a dividend payable in shares of Common Stock, a declaration of a dividend payable in a form other than shares in an amount that has a material effect on the value of shares of Common Stock, a combination or consolidation of the outstanding Common Stock into a lesser number of shares of Common Stock, a spin-off or divestiture, a recapitalization, a classification or a similar occurrence, the Committee shall make appropriate adjustments in the number of Restricted Shares and other applicable terms of Restricted Shares, including, without limitation, the type of property or securities to which the Restricted Shares relate and the performance criteria for the Performance-Vesting Shares. Any new, additional or different securities to which the Participant shall be entitled in respect of Restricted Shares by reason of such adjustment shall be deemed to be Restricted Shares and shall be subject to the same terms, conditions, and restrictions as the Restricted Shares so adjusted.

4. Restrictions. During applicable periods of restriction determined in accordance with Section 6 of this Agreement (the “Restricted Period”), Restricted Shares and all rights with respect to such Shares, may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, and shall be subject to the risk of forfeiture contained in Section 5 of this Agreement (such limitations on transferability and risk of forfeiture being herein referred to as “Restrictions”), but the Participant shall possess all incidents of ownership of such Restricted Shares, including the right to vote and receive dividends on Restricted Shares.

5. Forfeiture of Restricted Shares. In the event that the Participant’s continuous employment with the Company and its subsidiaries shall terminate for any reason prior to the expiration of the Restricted Period or lapse of any Restrictions, such event shall constitute an “Event of Forfeiture” and all Shares which at that time are Restricted Shares shall thereupon be forfeited by the Participant and transferred to, and reacquired by, the Company at no cost to the Company, and neither the Participant nor any successor, heir, assign or personal representative of the Participant shall have any right, title or interest in or to such Restricted Shares or the certificates evidencing them. Any Performance-Vesting Shares (as defined below) with respect to which Restrictions have not lapsed prior to the seventh anniversary of the date of this Agreement shall thereupon be forfeited by the Participant and transferred to, and reacquired by, the Company at no cost to the Company, and neither the Participant nor any successor, heir, assign or personal representative of the Participant shall have any right, title or interest in or to such Restricted Shares or the certificates evidencing them.

6. Lapse of Restrictions. (a) Except as provided in subsection (b) below, the Restrictions on the Restricted Shares granted under this Agreement shall lapse with respect to:

(i)
[# OF TIME-VESTING RESTRICTED SHARES] of the Restricted Shares ratably on each of the first through fifth anniversaries of the date of this Agreement (the “Time-Vesting Shares”) in accordance with the following schedule:

Number of Shares on
Date                Which Restrictions Lapse
[DATE]                [20% of TIME VESTING SHARES]
[DATE]                [20% of TIME VESTING SHARES]
[DATE]                [20% of TIME VESTING SHARES]
[DATE]                [20% of TIME VESTING SHARES]
[DATE]                [20% of TIME VESTING SHARES]; and

(ii)
[# OF PERFORMANCE-VESTING RESTRICTED SHARES] of the Restricted Shares subject to the Fair Market Value of the Common Stock being maintained for a period of at least twenty (20) consecutive trading days (the “Performance-Vesting Shares”) in accordance with the following schedule:

Number of Shares on
Fair Market Value        Which Restrictions Lapse
$75                [20% of PERFORMANCE VESTING SHARES]
$85                [20% of PERFORMANCE VESTING SHARES]
$95                [20% of PERFORMANCE VESTING SHARES]
$105                [20% of PERFORMANCE VESTING SHARES]
$115                [20% of PERFORMANCE VESTING SHARES]

While the immediately preceding stock price conditions may be satisfied at any time following the date of this agreement, the actual date the Restrictions lapse shall not occur before the date that is the one year anniversary of the date of this Agreement. Regular cash dividends on unvested Performance-Vesting Shares will not be paid out at the time such dividends are paid on regular shares of Common Stock or Time-Vesting Shares and instead will be accumulated and paid out at the time the Restrictions on the Performance-Vesting Shares lapse based on the actual number of Performance-Vested Shares for which such Restrictions lapse. In the event unvested Performance-Vesting Shares are forfeited, then the corresponding accumulated dividends will also be forfeited.

(b) In the event that a Participant’s employment with the Company and its subsidiaries terminates as a result of his or her death, Retirement or Permanent Disability, the Restrictions shall lapse on the Restricted Shares (if not already lapsed pursuant to subsection (a) above) on the later of (i) the date of such event, or (ii) the first anniversary of the date of this Agreement.

(c) Upon lapse of the Restrictions in accordance with this Section, the Company shall, as soon as practicable thereafter, deliver to the Participant an unrestricted certificate for the Shares with respect to which such Restrictions have lapsed.

(d) “Retirement” shall mean the Termination of Employment of the Participant if, on the effective date of the Termination of Employment (the “Termination Date”), (i) the Participant has reached the age of 65 on or before the Termination Date, and the Termination Date is not less than six (6) months following the date of the Agreement; or (ii) the Participant has reached the age of 60 on or before the Termination Date and has completed not less than ten (10) years of service with the Company and/or its Subsidiaries.

(e) “Permanent Disability” shall have the same definition as

(i)
(A) term “disability” (or any reasonable facsimile thereof as approved by the Committee) in any employment or consultancy agreement (or similar agreement) or in any letter of appointment then in effect between the Participant and the Company or any Subsidiary; or (B) if not defined therein, or if there shall be no such agreement, as defined in the long-term disability plan maintained by Company or its Subsidiary by which the Participant is employed or for which the Participant serves as a consultant or by appointment, as in effect from time to time; or (C) if there shall be no plan, the inability of the Participant to perform in all material respects his or her duties and responsibilities to the Company or its applicable Subsidiary for a period of six (6) consecutive months or for an aggregate period of nine (9) months in any twenty-four (24) consecutive month period by reason of a physical or mental incapacity; or

(ii)
the term “disability” under the within the meaning of Section 409A(a)(2)(C) of the Code, if the Participant is subject to income taxation on the income resulting from the Agreement under the laws of the United States, and the foregoing provisions of this Agreement would result in adverse tax consequences to the Participant, as determined by the Company, under Section 409A the “Code.”

(f) Capitalized terms used but not defined herein shall have the meanings assigned to the under the Plan.

7. Withholding Requirements. (a) Where required by law, the Company shall be required to withhold the amount of taxes required to satisfy any applicable federal, state and local tax, social insurance and similar withholding obligations arising from the lapse of Restrictions. Regardless of the Company’s or any Subsidiary’s actions in connection with tax withholding for Participant, the Participant acknowledges that the ultimate responsibility for any and all tax-related items in connection with any aspect of the Restricted Shares is and remains the Participant’s responsibility and liability. Neither the Company nor any Subsidiary shall make any representation or understanding regarding the treatment of any tax-related amounts in connection with any shares or awards under the Plan, nor do they make any commitment with respect to the structure of the awards or the Restricted Shares to reduce or eliminate the Participant’s liability for tax-related items.

(b) The Participant may elect to satisfy any such tax obligation in cash or by authorizing the Company to withhold from the Shares issued to the Participant as a result of the lapse of the Restrictions, the number of whole shares of Common Stock required to satisfy such tax obligation, the number to be determined by the Fair Market Value (as defined in the Plan) of the Shares on the date of the lapse of the Restrictions. If the Participant elects to withhold shares of Common Stock to satisfy any such tax obligation, The Participant shall pay in cash any obligation which remains after the application of whole shares that is less than the value of a whole share.

By checking the foregoing box, the Participant hereby authorizes the Company to withhold from the Shares issued to the Participant as a result of the lapse of the Restrictions, the number of whole shares of Common Stock required to satisfy such tax obligation, the number to be determined by the Fair Market Value (as defined in the Plan) of the Shares on the date of the lapse of the Restrictions. The foregoing election shall become irrevocable as to particular Shares with Restrictions lapsing on the date that is six (6) months prior to the date of lapse.

(c) The Participant authorizes the Company and/or the Participant’s employer to withhold all applicable tax-withholding amounts legally payable by the Participant from the Participant’s employer or from proceeds of the sale of shares. If the amounts that may legally be withheld or are available from amounts legally payable to the Participant are not sufficient to satisfy any such tax obligation, the Participant shall pay in cash any obligation which remains after the application of payroll withholding.

(d) Participant is hereby permitted to make the election permitted under Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”), (i.e. an election to include in gross income in the year of transfer the amounts specified in Section 83(b) of the Code notwithstanding the continuing transfer restrictions) and if Participant makes such election, the Participant shall submit to the Company a copy of the notice filed by the Participant with the Internal Revenue Service within ten (10) days of filing such notice, and shall pay, or make arrangements satisfactory to the Committee regarding payment of, any federal, state or local taxes of any kind required by law to be withheld as a result of such election, all in accordance with the provisions of this Section 7.

8. Change in Control. Notwithstanding anything else provided in this Agreement, upon the occurrence of a Change in Control, as defined below, all Restrictions on each Restricted Share shall immediately be canceled in full upon and simultaneously with the Change of Control unless the Board determines that the Recipient has been offered substantially identical replacement restricted stock and a comparable position at any acquiring company.

For purposes of the Plan, a “Change in Control” of the Company shall be deemed to have occurred if:

(a) any “person,” as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (other than the Company, any employee benefit plan sponsored by the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the “beneficial owner” (as defined in Rule 13d−3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities;

(b) during any period of two consecutive years individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii) or (iv) of this Section) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

(c) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

(d) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets. For the purposes of this subsection (iv), “substantially all” of the Company’s assets shall mean assets for which the price or consideration upon sale or disposition equals or exceeds seventy-five percent (75%) or more of the fair market value of the Company.

9. Effect of Employment. Nothing contained in this Agreement shall in any manner be construed to limit in any way the right of the Company or any subsidiary to terminate the Participant’s employment at any time, without regard to the effect of such termination on any rights such Participant would otherwise have under this Agreement, or give any right to the Participant to remain employed by the Company or a subsidiary thereof in any particular position or at any particular rate of compensation.

10. Clawback/Recapture Policy. The Restricted Shares and Shares are be subject to any clawback or recapture policy that the Company may adopt from time-to-time, and to the extent provided in such policy, may be required to be repaid to the Company after the date hereof.

11. Amendment. This Agreement may not be amended except with the consent of the Committee and by a written instrument duly executed by the Participant and the Company.
12. Applicable Law. This Agreement shall be governed by the laws of the State of California.
13. Section 409(A) of the Code. If the Participant is a resident of the United States, the Restricted Shares and the Shares issuable in connection therewith are intended to qualify for an exemption from or comply with Section 409A of the Code. Notwithstanding any other provision in this Agreement and the Plan to the contrary, the Company, to the extent it deems necessary or advisable in its sole discretion, reserves the right, but shall not be required, to unilaterally amend or modify this Agreement so that the Shares and Restricted Shares qualify for exemption from or comply with Section 409A of the Code; provided, however, that the Company makes no representations that the Restricted Shares or Shares will be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to the Restricted Shares or Shares. No provision of this Agreement will be interpreted or construed to transfer any liability for failure to comply with Section 409A of the Code from the Participant any other individual to the Company. By executing this Agreement, the Participant agrees to waive any claim against the Company with respect to any such tax consequences.
14. Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their heirs, personal representatives, successors and assigns. Participant acknowledges receipt of a copy of the Plan, which is annexed hereto, represents that he or she is familiar with the terms and provisions thereof and accepts the award of Shares hereunder subject to all of the terms and conditions thereof and of this Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Committee upon any questions arising under the Plan or this Agreement.

IN WITNESS WHEREOF, the Company and the Participant have each executed and delivered this Agreement as of the date first above written.

ATTEST:            j2 GLOBAL, INC.

By: Patty Brunton
__________________        Its: VP of Human Resources

_________________________________
[NAME]